UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 5, 2017
(Date of Earliest Event Reported)

UBS Commercial Mortgage Trust 2017-C5

(Central Index Key Number 0001719195)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Société Générale

(Central Index Key Number 0001238163)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 16, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C5 (the “Issuing Entity”), a common law trust formed on November 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-nine (49) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred and thirty-one (131) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Yorkshire & Lexington Towers” on Exhibit B to the Pooling and Servicing Agreement (the “Yorkshire & Lexington Towers Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Yorkshire & Lexington Towers Whole Loan”) that also includes eight (8) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. Additionally, the Mortgage Loan secured by the mortgaged property identified as “Totowa Commerce Center” on Exhibit B to the Pooling and Servicing Agreement (the “Totowa Commerce Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Totowa Commerce Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. Each of the Yorkshire & Lexington Towers Whole Loan and the Totowa Commerce Center Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “CSAIL 2017-CX10 Pooling and Servicing Agreement”), by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the CSAIL 2017-CX10 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the CSAIL 2017-CX10 Pooling and Servicing Agreement applicable to the servicing of the Yorkshire & Lexington Towers Mortgage Loan and the Totowa Commerce Center Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017. However, due to the manner in which the CSAIL 2017-CX10 securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the CSAIL 2017-CX10 Pooling and Servicing Agreement included a “Risk Retention Consultation Party” (as defined in the CSAIL 2017-CX10 Pooling and Servicing Agreement). The Risk Retention Consultation Party was appointed by Natixis Real Estate Capital LLC. In connection with certain major decisions that involve the Yorkshire & Lexington Towers Mortgage Loan and the Totowa Commerce Center Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The CSAIL 2017-CX10 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Mortgage Loan secured by the mortgaged property identified as “Bass Pro & Cabela’s Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Bass Pro & Cabela’s Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Bass Pro & Cabela’s Portfolio Whole Loan”) that also includes nine (9) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Bass Pro & Cabela’s Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “GSMS 2017-GS8 Pooling and Servicing Agreement”), by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the GSMS 2017-GS8 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the GSMS 2017-GS8 Pooling and Servicing Agreement applicable to the servicing of the Bass Pro & Cabela’s Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017. The GSMS 2017-GS8 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan secured by the mortgaged property identified as “Hyatt Regency Princeton” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Regency Princeton Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hyatt Regency Princeton Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. Additionally, the Mortgage Loan secured by the mortgaged property identified as “At Home Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “At Home Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “At Home Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. Each of the Hyatt Regency Princeton Whole Loan and the At Home Portfolio Whole Loan are being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “CCUBS 2017-C1 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the CCUBS 2017-C1 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the CCUBS 2017-C1 Pooling and Servicing Agreement applicable to the servicing of the Hyatt Regency Princeton Mortgage Loan and the At Home Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017. The CCUBS 2017-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of November 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)